Marketable Securities	3 Months Ended
Jun. 30, 2024
Marketable Securities

4. MARKETABLE SECURITIES

As at June 30, 2024, the fair value of its current holdings was $36,835 (March 31, 2024 - $41,587) and during the three months ended June 30, 2024 there was a negative change of fair value adjustment of $4,752 (June 30, 2023 – $56,942). The marketable securities include 550,000 units (shares and warrants) of Carlyle Commodities Corp., a Canadian public company listed on the TSX Venture Exchange.

As at June 30, 2024, the Company held the following marketable securities:

Company	Shares/Warrants Held	Cost	Fair Value	Fair Value Increase (Decrease)
	(#)	($)	($)	($)
Carlyle Commodities Corp - Shares	550,000	907,500	22,000	(885,500)
Carlyle Commodities Corp - Warrants	550,000	727,000	1,000	(726,000)
Other	1,680,729	14,237	13,835	(402)
Total	2,780,729	1,648,737	36,835	(1,611,902)